EXHIBIT 10.6

CHENIERE ENERGY, INC.

AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT

This Amendment is made and entered into effective as of                     , 2008, by and between Cheniere Energy, Inc. (the “Company”) and                                          (the “Optionee”).

WHEREAS, the Optionee was previously granted a stock option by the Company under the Cheniere Energy, Inc. Amended and Restated 1997 Stock Option Plan (the “Plan”) pursuant to the Nonqualified Stock Option Agreement dated                     , 200     (the “Agreement”), by and between the Company and the Optionee;

WHEREAS, the Company and the Optionee desire to amend the Agreement to extend the Option Period for an additional five (5) years as permitted by the Plan;

WHEREAS, Section 1.409A-1(b)(5)(v)(C) of the Final Section 409A Regulations permit the extension of the exercise period of an option where, at the time of the extension, the fair market value of the underlying stock is less than or equal to the exercise price;

WHEREAS, Section 6.6 of the Plan provides that the Committee (as defined in the Plan) has the authority to amend the terms of any and all outstanding options; and

WHEREAS, pursuant to the Plan, any amendment of an outstanding option requires the consent of the optionee.

NOW, THEREFORE, it is agreed by and between the Company and the Optionee that the Agreement is hereby amended as follows :

1. Section II.E. of the Agreement is hereby amended, in its entirety, to read as follows:

“E. Option Period:                     , 200     through                     , 20     (until 12:00 p.m. central).”

2. Section III. of the Agreement is hereby amended, in its entirety, to read as follows:

“III. Option Period. The Option Period shall begin on the Grant Date and terminate on the          day of                     , 20    . This period during which the Option is in effect and may be exercised is referred to herein as the “Option Period.””

3. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meanings as set forth in the Agreement and the Plan.

4. Except as modified and amended in this Amendment, the Agreement shall remain in full force and effect.

5. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment is executed this          day of                     , 2008.

CHENIERE ENERGY, INC.

By:
Name:
Title:

Address:	700 Milam Street, Suite 800 Houston, Texas 77002

Accepted and agreed this          day of                     , 2008.

OPTIONEE

Name:

Address:

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